UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 3, 2012
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A is being filed solely to amend the financial statements and exhibits previously provided in Item 9.01 of the Current Report on Form 8-K filed on October 9, 2012.

Item 9.01	Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, Sun Communities, Inc. (the “Company”) hereby files (i) the following financial statement information relating to the pending acquisition of four manufactured home communities from Rudgate Silver Springs Company, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC (collectively, the “Rudgate Acquisition Properties”), and financing and management agreement arrangements with Rudgate Village Company Limited Partnership, Rudgate Clinton Company Limited Partnership and Rudgate Clinton Estates L.L.C with respect to two manufactured home communities (collectively, the “Rudgate Managed Properties”), and (ii) and pro forma financial information of the Company to give effect to the transactions involving the Rudgate Acquisition Properties and the Rudgate Managed Properties and the Company's October 22, 2012 acquisition of Rainbow RV Resort. As these properties will be directly or indirectly owned or managed by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

The closing of the transactions involving the Rudgate Acquisition Properties and the Rudgate Managed Properties is subject to the satisfaction of certain conditions, as described in the Current Report on Form 8-K to which this Amendment relates.  If these conditions are satisfied, the Company expects the transactions to close no later than November 15, 2012.

(a)	Financial Statements of Business Acquired
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses for the nine months ended September 30, 2012 (unaudited) and the year ended December 31, 2011
Notes to Statements of Revenues and Certain Expenses
Unaudited Pro Forma Financial Information
Unaudited Pro Forma Condensed Balance Sheet of Sun Communities, Inc. as of September 30, 2012
Unaudited Pro Forma Condensed Consolidated Statement of Operations of Sun Communities, Inc. for the nine months ended September 30, 2012
Unaudited Pro Forma Condensed Consolidated Statement of Operations of Sun Communities, Inc. for the year ended December 31, 2011
Notes to Pro Forma Condensed Consolidated Financial Statements of Sun Communities, Inc.

(b)	Exhibits

Exhibit No.	Description
10.1*
Contribution Agreement dated October 3, 2012, among Sun Communities Operating Limited Partnership, Rudgate Silver Springs Company, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC

10.2*
Loan commitment letter dated October 3, 2012, among Sun Rudgate Lender LLC, Rudgate Village Company Limited Partnership, Rudgate Clinton Company Limited Partnership and Rudgate Clinton Estates L.L.C and certain guarantors named therein

23.1**	Consent of Grant Thornton LLP
99.1*	Press release dated October 9, 2012

_____________
* Previously filed as exhibits to the Current Report on Form 8-K filed with Securities and Exchange Commission on October 9, 2011.
** Filed herewith

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Sun Communities, Inc.

We have audited the accompanying combined statement of revenues and certain expenses (the “Statement”) of Rudgate Communities (the “Communities”) for the year ended December 31, 2011. This Statement is the responsibility of Sun Communities, Inc. and the Communities' managements. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Statement as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Communities' internal control over financial reporting as it relates to the Statement. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in this Form 8-K/A of Sun Communities, Inc.) as discussed in Note 1 to the Statement and is not intended to be a complete presentation of the Communities' revenues and expenses.

In our opinion, the Statement presents fairly, in all material respects, the revenues and certain expenses discussed in Note 1 to the Statement for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/S/ Grant Thornton LLP

Southfield, Michigan

October 26, 2012

RUDGATE COMMUNITIES
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 (unaudited) AND FOR THE
YEAR ENDED DECEMBER 31, 2011
(In thousands)

	(Unaudited)
	Nine Months Ended	Year Ended
	September 30, 2012	December 31, 2011

Revenues
Revenues	$10,038	$15,531
Interest income	77	168
Total revenues	$10,115	$15,699

Certain Expenses
Property operating and maintenance	$2,393	$3,451
Real estate taxes	836	1,366
General and administrative expenses	319	656
Interest expense	510	857
Total certain expenses	4,058	6,330

Revenues in excess of certain expenses	$6,057	$9,369

See accompanying Notes to the Combined Statements of Revenues and Certain Expenses

RUDGATE COMMUNITIES
NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 (unaudited)
AND FOR THE YEAR ENDED DECEMBER 31, 2011

1. Basis of Presentation

In October 2012, Sun Communities, Inc. (the “Company”), entered into a Contribution Agreement with Rudgate Silver Springs, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC (collectively, the “Sellers”) to acquire four manufactured home communities. The Company also entered into a commitment letter with Rudgate Village Company Limited Partnership, Rudgate Clinton Company Limited Partnership and Rudgate Clinton Estates L.L.C. (collectively, the “Borrowers”) and certain guarantors in which Sun Rudgate Lender LLC will make a mezzanine loan to the Borrowers of the two manufactured home communities.

The statements of revenues and certain expenses (the “Historical Summaries” or “Historical Summary”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Historical Summary for the year ended December 31, 2011 is audited and includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Certain properties historical revenues and certain operating expenses are based on a March 31, 2012 fiscal year. These have been combined as in compliance with Rule 3A-02 of Regulation S-X. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summaries are not intended to be a complete presentation of the Property's revenues and expenses. Items excluded consist of depreciation and amortization expense and corporate general and administrative expenses. In the opinion of management, the accompanying interim statement of revenues and certain expenses reflects all adjustments of a normal and recurring nature that are considered necessary for a fair presentation of the results for the interim period presented. Actual results could differ materially from the estimates in the near term, and the operating results for the interim period are not indicative of results for the year ending December 31, 2012.

2. Significant Accounting Policies

Revenue Recognition

Rental income attributable to sites is recorded on a straight-line basis when earned from tenants. Leases entered into by tenants generally range from month-to-month to two years and are renewable by mutual agreement from us and the resident. Interest income on notes receivable is recorded on a level yield basis over the life of the notes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions related to the reported amounts that affect the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

Commitments and Contingencies

In connection with the ownership and operation of the Property, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim related to the Property, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property's revenues and certain expenses.

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION
In October 2012, the Company entered into a pending (i) acquisition of four manufactured home communities from Rudgate Silver Springs Company, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC, and (ii) financing and management agreement arrangements with Rudgate Village Company Limited Partnership, Rudgate Clinton Company Limited Partnership and Rudgate Clinton Estates L.L.C with respect of two manufactured home communities (collectively "Rudgate"). The communities acquired are located in Michigan and comprise approximately 3,600 developed sites.
In October 2012, the Company acquired Rainbow RV Resort ("Rainbow"), a Florida recreational vehicle community comprising approximately 500 developed sites.
The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 is presented as if the Company acquired Rudgate and Rainbow on September 30, 2012. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are presented as if the Company had acquired Rudgate and Rainbow on January 1, 2011. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2012 and are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results. In the opinion of the Company’s management, the pro forma financial statements include all significant necessary adjustments that can be factually supported to reflect the effects of the acquisitions.

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2012
(In thousands)

	(Unaudited)	Pro Forma		Pro Forma
	September 30, 2012 (A)	Adjustments (B)		September 30, 2012
ASSETS
Investment property, net	$1,278,127	$132,375		$1,410,502
Cash and cash equivalents	38,724	(38,724)		—
Inventory of manufactured homes	5,672	2,700		8,372
Notes and other receivables	128,178	3,980		132,158
Other assets	50,525	7,434		57,959
TOTAL ASSETS	$1,501,226	$107,765		$1,608,991

LIABILITIES
Debt	$1,268,672	$83,300	(C)	$1,351,972
Lines of credit	2,988	24,465	(C)	27,453
Other liabilities	76,749	—		76,749
TOTAL LIABILITIES	$1,348,409	$107,765		$1,456,174

Commitments and contingencies

STOCKHOLDERS' DEFICIT
Preferred stock	—	—		—
Common stock	315	—		315
Additional paid-in capital	857,809	—		857,809
Accumulated other comprehensive loss	(696)	—		(696)
Distributions in excess of accumulated earnings	(663,579)	—		(663,579)
Treasury stock	(63,600)	—		(63,600)
Total Sun Communities, Inc. stockholders' deficit	130,249	—		130,249
Noncontrolling interests:
A-1 preferred OP units	45,548	—		45,548
Common OP units	(22,980)	—		(22,980)
TOTAL STOCKHOLDERS' DEFICIT	152,817	—		152,817
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,501,226	$107,765		$1,608,991

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In thousands, except per share data)

					Pro Forma
	Nine Months Ended		Pro Forma		Nine Months Ended
	September 30, 2012 (D)	Rudgate & Rainbow (E)	Adjustments		September 30, 2012
REVENUES
Income from real property	$188,818	$10,407	$—		$199,225
Revenue from home sales	31,513	—	—		31,513
Rental home revenue	19,514	—	—		19,514
Ancillary revenues, net	349	—	—		349
Interest	7,907	77	—		7,984
Other income, net	530	15	—		545
Total revenues	248,631	10,499	—		259,130

COSTS AND EXPENSES
Property operating and maintenance	51,261	2,846	—		54,107
Real estate taxes	14,741	911	—		15,652
Cost of home sales	24,535	—	—		24,535
Rental home operating and maintenance	13,090	—	—		13,090
General and administrative - real property	15,405	319	—		15,724
General and administrative - home sales and rentals	6,458	—	—		6,458
Acquisition related costs	1,434	—	(301)	(F)	1,133
Depreciation and amortization	63,027	—	3,756	(G)	66,783
Interest	50,644	510	2,932	(H)	54,086
Interest on mandatorily redeemable debt	2,499	—	—		2,499
Total expenses	243,094	4,586	6,387		254,067

Income (loss) before income taxes and distributions from affiliates	5,537	5,913	(6,387)		5,063
Provision for state income taxes	(190)	—	—		(190)
Distributions from affiliate	3,250	—	—		3,250
Net income (loss)	8,597	5,913	(6,387)		8,123
Less: Preferred return to A-1 preferred OP units	1,744	—	—		1,744
Less: Amounts attributable to noncontrolling interests	463	—	189	(I)	652
Net income (loss) attributable to Sun Communities, Inc. common stockholders	$6,390	$5,913	$(6,576)		$5,727

Weighted average common shares outstanding:
Basic	26,427				26,427
Diluted	26,444				26,444

Earnings (loss) per share:
Basic	$0.24				$0.22
Diluted	$0.24				$0.22
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(In thousands, except per share data)

					Pro Forma
	Twelve Months Ended		Pro Forma		Twelve Months Ended
	December 31, 2011 (D)	Rudgate & Rainbow (E)	Adjustments		December 31, 2011
REVENUES
Income from real property	$223,613	$16,700	$—		$240,313
Revenue from home sales	32,252	—	—		32,252
Rental home revenue	22,290	—	—		22,290
Ancillary revenues, net	592	—	—		592
Interest	9,509	168	—		9,677
Other income, net	929	27	—		956
Total revenues	289,185	16,895	—		306,080

COSTS AND EXPENSES
Property operating and maintenance	59,190	4,053	—		63,243
Real estate taxes	17,547	1,466	—		19,013
Cost of home sales	25,392	—	—		25,392
Rental home operating and maintenance	16,196	—	—		16,196
General and administrative - real property	19,704	656	—		20,360
General and administrative - home sales and rentals	8,156	—	—		8,156
Acquisition related costs	1,971	—	—		1,971
Depreciation and amortization	74,193	—	5,008	(G)	79,201
Asset impairment charge	1,382	—	—		1,382
Interest	64,606	857	3,909	(H)	69,372
Interest on mandatorily redeemable debt	3,333	—	—		3,333
Total expenses	291,670	7,032	8,917		307,619

Income (loss) before income taxes and distributions from affiliates	(2,485)	9,863	(8,917)		(1,539)
Provision for state income taxes	(150)	—	—		(150)
Distributions from affiliate	2,100	—	—		2,100
Net income (loss)	(535)	9,863	(8,917)		411
Less: Preferred return to A-1 preferred OP units	1,222	—	—		1,222
Less: Amounts attributable to noncontrolling interests	(671)	—	286	(I)	(385)
Net income (loss) attributable to Sun Communities, Inc. common stockholders	$(1,086)	$9,863	$(9,203)		$(426)

Weighted average common shares outstanding:
Basic	21,147				21,147
Diluted	21,147				21,147

Earnings (loss) per share:
Basic	$(0.05)				$(0.02)
Diluted	$(0.05)				$(0.02)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUN COMMUNITIES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)	Derived from the Company’s unaudited consolidated balance sheet as of September 30, 2012.
(B)
Represents adjustment for the acquisition of Rudgate and Rainbow. The purchase price of $146.5 million has been allocated to investment property, net ($132.4 million), notes and other receivables ($4.0 million), inventory ($2.7 million), other assets ($7.4 million of in-place leases ), and other operating assets and liabilities assumed. The Company allocated the purchase price of the properties' tangible and intangible assets in accordance with ASC Topic 805, Business Combinations.

(C)
Represents the pro forma adjustments to debt for debt assumed, new financing and amounts outstanding on the Company’s unsecured line of credit. Actual funding may be from different sources and the pro forma borrowings assumed herein may not be indicative of actual results.

(D)	Derived from the Company’s consolidated statements of operations for the twelve months ended December 31, 2011 and nine months ended September 30, 2012 (unaudited).
(E)	Represents historical operating results of the properties.
(F)	Represents costs incurred through the period to acquire the properties which are not included in the pro forma statements.
(G)	Represents depreciation expense based on the cost of investment property using the straight-line method over the useful life of 30 years for land improvements and 7 years for intangible assets.
(H)	Represents the adjustment to approximate amount of interest expense associated with new debt at 10 year SWAP plus 2.95% and 10 year SWAP plus 2.95% plus 0.10%.
(I)	Represents the proportionate share of income attributable to noncontrolling interests of the pro forma adjustments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: October 26, 2012	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.        Description

Exhibit No.	Description
10.1*
Contribution Agreement dated October 3, 2012, among Sun Communities Operating Limited Partnership, Rudgate Silver Springs Company, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC

10.2*
Loan commitment letter dated October 3, 2012, among Sun Rudgate Lender LLC, Rudgate Village Company Limited Partnership, Rudgate Clinton Company Limited Partnership and Rudgate Clinton Estates L.L.C and certain guarantors named therein

23.1**	Consent of Grant Thornton LLP
99.1*	Press release dated October 9, 2012

_____________
* Previously filed as exhibits to the Current Report on Form 8-K filed with Securities and Exchange Commission on October 9, 2011.
** Filed herewith